UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 6, 1998

                           GRAND COURT LIFESTYLES, INC.
             (Exact name of registration as specified in its charter)






                 Delaware              0-21249             22-3423087
             (State or other       (Commission file     (I.R.S. Employer
             jurisdiction of           number)          Identification No.)
             incorporation or
              organization)

     2650 North Military Trail, Suite 350, Boca Raton, Florida       33431
     (Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code (561) 997-0323

          Item 4 - Change in Registrant's Certifying Accountant
                   --------------------------------------------

                    On October 6, 1998, based upon the recommendation of its audit committee, the Board of Directors of Grand Court Lifestyles, Inc. voted to appoint BDO Seidman, LLP as the Company's independent accountants for the year ending January 31, 1999. The Company chose not to continue the engagement of Deloitte & Touche LLP, present independent accountants.

                    The reports of Deloitte & Touche LLP on the Company's financial statements for each of the two most recent fiscal years ended January 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified in any manner.

                    During fiscal 1996 and 1997 and the period from January 31, 1998 to October 6, 1998, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure. During this period, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                    The Company has requested and received from Deloitte & Touche LLP a letter dated October 13, 1998 addressed to the Securities and Exchange Commission stating that it agrees with the above statements for fiscal 1996 and 1997 and the period from January 31, 1998 to October 6, 1998. A copy of the Deloitte & Touche LLP letter is attached as an exhibit to this report.

                    On October 9, 1998, the Company engaged BDO Seidman, LLP as its principal accountants to audit the financial statements for the year ending January 31, 1999. During fiscal 1996 and 1997 and the period from January 31, 1998 to October 9, 1998, the Company has not consulted BDO Seidman, LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.


          Item 7 - Financial Statements, Pro Forma Financial Information
                   -----------------------------------------------------
                   and Exhibits
                   ------------


          (c)  Exhibits

               Exhibit No.                        Description
               -----------                        -----------

               16                            Letter regarding Change in
                                             Certifying Accountant



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


                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GRAND COURT LIFESTYLES, INC.
                                             ----------------------------
                                                     (Registrant)


          Date:     October 13, 1998         /s/ Bernard M. Rodin
                                             ------------------------------
                                                  Bernard M. Rodin
                                             Principal Financial Officer




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


                                    EXHIBIT INDEX


               Number                   Description
               ------                   -----------

               16                       Letter regarding Change in
                                        Certifyng Accountant




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